UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2021

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value per share	AFIN	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AFINP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AFINO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Implementation of “At-the-Market” Program for Series C Preferred Stock

On January 13, 2021, American Finance Trust, Inc. (the “Company”) and American Finance Operating Partnership, L.P. (the “Operating Partnership”), the Company’s operating partnership, entered into an Equity Distribution Agreement (the “Series C Preferred Stock Equity Distribution Agreement”) with BMO Capital Markets Corp., BBVA Securities Inc., B. Riley Securities, Inc., Citizens Capital Markets, Inc., D.A. Davidson & Co., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc. and Truist Securities, Inc. (each, a “Series C Agent” and collectively, the “Series C Agents”), pursuant to which the Company may, from time to time, offer, issue and sell to the public, through the Series C Agents, shares (the “Series C Shares”) of the Company’s 7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (“Series C Preferred Stock”) having a maximum aggregate offering price of up to $200,000,000.

Subject to the terms and conditions of the Series C Preferred Stock Equity Distribution Agreement, the Series C Agents will use their commercially reasonable efforts to sell, on the Company’s behalf, the Series C Shares offered by the Company under and in accordance with the Series C Preferred Stock Equity Distribution Agreement. The sales, if any, of the Series C Shares, made under the Series C Preferred Stock Equity Distribution Agreement will be made by means of ordinary brokers’ transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Actual sales will depend on a variety of factors to be determined by the Company from time to time.

The Company intends to use the net proceeds from this offering for general corporate purposes, which may include purchases of additional properties.

The Series C Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-226252). The Company filed a prospectus supplement (the “Prospectus Supplement”), dated January 13, 2021, with the Securities and Exchange Commission in connection with the offer and sale of the Series C Shares.

The Series C Preferred Stock Equity Distribution Agreement contains customary representations, warranties, and agreements of the Company and the Series C Agents, including indemnification rights and obligations of the parties and termination provisions. The foregoing description of the Series C Preferred Stock Equity Distribution Agreement does not purport to be a complete description and is qualified in its entirety by reference to the Series C Preferred Stock Equity Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Certain of the Series C Agents or their affiliates are or have been lenders under the Company’s credit facility or agents under the Company’s existing “at-the-market” programs for its Class A common stock, $0.01 par value per share (“Class A Common Stock”), and its 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the opinion of Venable LLP relating to the offering of the Series C Shares is attached to this Current Report on Form 8-K as Exhibit 5.1.

Amendment to Equity Distribution Agreement for Series A Preferred Stock

On January 13, 2021, the Company entered into a third amendment (the “Series A Preferred Stock EDA Amendment”) to the Equity Distribution Agreement dated May 8, 2019, as amended on June 25, 2019 and October 4, 2019 (as amended to date, the “Series A Preferred Stock Equity Distribution Agreement”), among the Company and the Operating Partnership, on the one hand, and BMO Capital Markets Corp., BBVA Securities Inc., B. Riley Securities, Inc., Citizens Capital Markets, Inc., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc., Truist Securities, Inc. and D.A. Davidson & Co. (each, a “Series A Agent” and collectively, the “Series A Agents”) for the purpose of increasing the maximum aggregate offering price of Series A Preferred Stock that may be offered and sold from time to time by the Company pursuant to the Series A Preferred Stock Equity Distribution Agreement from up to $100 million to up to $200 million.

Certain of the Series A Agents or their affiliates are or have been lenders under the Company’s credit facility or agents under the Company’s “at-the-market” programs of Class A Common Stock and the Series C Preferred Stock.

A copy of the Series A Preferred Stock EDA Amendment is filed as Exhibit 1.2 to this Current Report on Form 8-K, and the description of the material terms of the Series A Preferred Stock EDA Amendment in this Item 1.01 is qualified in its entirety by reference to the Series A Preferred Stock EDA Amendment, which is incorporated herein by reference.

A copy of the opinion of Venable LLP relating to the offering of the additional shares of Series A Preferred Stock is attached to this Current Report on Form 8-K as Exhibit 5.2.

Amendment to the Operating Partnership Agreement

On January 13, 2021, the Company, in its capacity as the general partner of the Operating Partnership, entered into a Seventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Seventh Amendment”), for the purposes of (i) increasing the number of authorized 7.50% Series A Cumulative Redeemable Perpetual Preferred Units, which are units of limited partnership in the Operating Partnership that have economic interests that are substantially similar to the designations, preferences and other rights of the Series A Preferred Stock, to be equal to the number of authorized shares of Series A Preferred Stock, and (ii) increasing the number of authorized 7.375% Series C Cumulative Redeemable Perpetual Preferred Units, which are units of limited partnership in the Operating Partnership that have economic interests that are substantially similar to the designations, preferences and other rights of the Series C Preferred Stock, to be equal to the number of authorized shares of Series C Preferred Stock.

The foregoing description of the Seventh Amendment does not purport to be a complete description and is qualified in its entirety by reference to the Seventh Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

On January 13, 2021, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland, which became effective upon acceptance for record. The Articles Supplementary: (i) reclassified and designated 26,264,698.1465 authorized but unissued shares of the Company’s Class B-1 Common Stock, $0.01 par value per share, and 26,264,698.1465 authorized but unissued shares of the Company’s Class B-2 Common Stock, $0.01 par value per share, as shares of Class A Common Stock, (ii) classified and designated 4,000,000 authorized but unissued shares of preferred stock, $0.01 par value per share, as additional shares of Series A Preferred Stock, and (iii) classified and designated 7,856,000 authorized but unissued shares of the Company’s preferred stock, $0.01 par value per share, as additional shares of Series C Preferred Stock.

The foregoing description of the Articles Supplementary does not purport to be a complete description and is qualified in its entirety by reference to the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated January 13, 2021, by and among American Finance Trust, Inc., American Finance Operating Partnership, L.P. and BMO Capital Markets Corp., BBVA Securities Inc., B. Riley Securities, Inc., Citizens Capital Markets, Inc., D.A. Davidson & Co., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc. and Truist Securities, Inc.
1.2	Amendment No. 3, dated as of January 13, 2021, to Equity Distribution Agreement, dated May 8, 2019, among American Finance Trust, Inc., American Finance Operating Partnership, L.P., and BMO Capital Markets Corp., BBVA Securities Inc., B. Riley Securities, Inc., Citizens Capital Markets, Inc., KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc., Truist Securities, Inc. and D.A. Davidson & Co.
3.1	Articles Supplementary relating to reclassification of common stock, classification of additional shares of 7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, and classification of additional shares of 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, filed on January 13, 2021.
5.1	Opinion of Venable LLP.
5.2	Opinion of Venable LLP.
10.1	Seventh Amendment, dated January 13, 2021, to the Second Amended and Restated Agreement of Limited Partnership of American Finance Operating Partnership, L.P., dated July 19, 2018.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Venable LLP (included in Exhibit 5.2 hereto).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Finance Trust, Inc.

Date: January 13, 2021	By:	/s/ Edward M. Weil, Jr.
		Name:	Edward M. Weil, Jr.
		Title:	Chief Executive Officer and President